Exhibit 21.1

SUBSIDIARIES OF THE REGISTRANT

Name	State or Country of Incorporation
A.S.E.P. (UK) Limited	United Kingdom
Ackerman International Holland B.V.	Netherlands
Advanced Production & Loading Pte Ltd	Singapore
Advanced Wirecloth, LLC	Delaware
Advanced Wirecloth, S. de R.L. de C.V.	Delaware
Aggregate Plant Products Co.	Texas
Amercoat Corporation	California
Ameron (UK) Limited	United Kingdom
Ameron Brasil Industria E Comercio de Tubos Ltda	Brazil
Ameron Composites, Inc.	Delaware
Ameron Fiberglass-Composite Pipe B.V.	Netherlands
Ameron Holdings II Pte Ltd	Singapore
Ameron Holdings Pte. Ltd.	Singapore
Ameron Holdings, Inc.	California
Ameron International Corporation	Delaware
Ameron Manufacturing Holdings Pte Ltd	Singapore
Ameron Singapore Poly Holdings Pte. Ltd.	Singapore
Ameron Trading (Shanghai) Co. Ltd.	China
Ameron Trading Holdings Pte. Ltd.	Singapore
Andergauge Redback, LLC	Texas
Andergauge USA, Inc.	Texas
APCI	California
APL (UK) Limited	United Kingdom
APL do Brasil Ltda	Brazil
APL Management Pte Ltd	Singapore
APL Norway AS	Norway
APL Technology AS	Norway
ASEP Far East Pte Ltd.	Singapore
ASEP Group Holding BV	Netherlands
ASEP Holding BV	Netherlands
ASEP Middle East FZE	United Arab Emirates
ASEP Otomotiv Sanayi Ticaret Ltd.	Turkey
ASEP Singapore Pte. Ltd.	Singapore
ASPECIAL EQUIPAMENT PRODUCTIONS MEXICO SRL	Mexico
Barracuda Ventures Pte Ltd	Singapore
Big Red Tubulars Limited	British Virgin Islands
Black Max Argentina S.A.	Argentina
Blue Star Coating Pte. Ltd.	Singapore
Bolenco Corporation	California
Bondstrand Corporation	California
Bondstrand Gulf FZ	U.A.E.
Bowen Downhole LLC	Delaware
Bowen Downhole, Inc.	Delaware
Brandt Energy Environmental, L.P.	Texas
Brandt Interests, Inc.	Delaware
Brandt Oilfield Services (M) Sdn. Bhd.	Malaysia
BW Offshore France SAS	France
C.M.A. Canavera S.r.l.	Italy
Centron International Inc.	Delaware

Name	State or Country of Incorporation
CJSC Novmash	Belarus
Coil Services ME LLC	United Arab Emirates
Conemsco Limited	United Kingdom
Conner Steel Products Holdings Co.	Delaware
Conner Steel Products, Inc.	Delaware
Contubos S.A.	Colombia
Cooperatie Intelliserv Holding U.A.	Netherlands
Cooperatie NOV NL U.A.	Netherlands
Corlac Equipment Corp	Barbados
Corporacion Californiana de Tuberias APS S. de R.L. de C.V.	Mexico
DANCO AS	Norway
Diamond Products International Venezolana, C.A.	Venezuela
Dreco Canada CV	Alberta
Dreco Canada GP LLC	Delaware
Dreco Canada L.P.	Alberta
Dreco Cayman L.P.	Cayman Islands
Dreco DHT Holding BV	Netherlands
Dreco DHT, Inc.	Delaware
Dreco Eastern Europe ULC	Alberta
Dreco Energy Holding BV	Netherlands
Dreco Energy NL Cooperatief U.A.	Netherlands
Dreco Energy Services ULC	Alberta
Dreco Europe Limited	United Kingdom
Dreco Holding ULC	Alberta
Dreco International Holdings ULC	Alberta
Dreco Limited	United Kingdom
Dreco LLC	Delaware
Dura Products, Inc.	Alberta
Elmar Far East Pty Ltd	Australia
Elmar Services Pty Ltd	Australia
Enerflow Industries, Inc.	Delaware
Enerpro de Mexico, S.A. de C.V.	Mexico
Environmental Procedures LLC	Delaware
Euro Offshore Pte. Ltd.	Singapore
Fiber Glass System (Suzhou) Co. Ltd.	China
Fiber Glass Systems (Harbin) Co., Ltd.	China
Fiber Glass Systems Holdings, LLC	Delaware
FIBER GLASS SYSTEMS OMAN L.L.C.	Oman
Fiber Glass Systems, L.P.	Texas
Fiberspar Australia Pty. Ltd.	Australia
FIBERSPAR CORPORATION	Delaware
FIBERSPAR LINEPIPE CANADA LTD.	Canada
Forth Valley Engineering Limited	United Kingdom
GP USA Holding, LLC	Delaware
GPEX, L.P.	Texas
Grant Prideco (Jiangsu) Drilling Products Co., Ltd	China
Grant Prideco (Singapore) Pte Ltd	Singapore
Grant Prideco AB TCA Holding LLC	Delaware
Grant Prideco Asia (Singapore) Pte Ltd	Singapore
Grant Prideco de Venezulea, S.A.	Venezuela
Grant Prideco European Holding, LLC	Delaware

Name	State or Country of Incorporation
Grant Prideco Finance, LLC	Delaware
Grant Prideco Holding, LLC	Delaware
Grant Prideco III C. V.	Netherlands
Grant Prideco Jersey Limited	Jersey Island and Delaware
Grant Prideco Mauritius Limited	Mauritius
Grant Prideco Netherlands B.V.	Netherlands
Grant Prideco PC Composites Holdings, LLC	Delaware
Grant Prideco USA, LLC	Delaware
Grant Prideco, Inc.	Delaware
Grant Prideco, L.P.	Delaware
Grant Prideco, S de R.L. de C.V.	Mexico
GROUP KZ LLP	Kazakhstan
Hebei Huayouyiji Tuboscope Coating Co., Ltd.	China
HITEC AS	Norway
Hydralift Amclyde, Inc.	Delaware
Hydralift AS	Norway
Hydralift France SAS	France
Hydra-Rig, Inc.	Delaware
Inmobiliaria Industrial de Veracruz, S. de R.L. de C.V.	Mexico
Inspecciones y Pruebas No Destructivs, S.A. de C.V.	Mexico
Intellipipe, Inc.	Delaware
IntelliServ do Brasil Equipamentos e Serviços Para Petroleo Ltda	Brazil
Intelliserv GP Holdings LLC	Delaware
Intelliserv International Holding, Ltd	Cayman Islands
Intelliserv Mexico, S. de R.L. de C.V.	Mexico
IntelliServ Norway AS	Norway
Intelliserv, Inc.	Delaware
Intelliserv, LLC	Delaware
Interval LLC	Russia
Island Ready-Mix Corporation, Inc.	Hawaii
Istok Business Services LLC	Russian Federation
Jiangyin Tuboscope Tubular Development Co., Ltd	China
JV FIDMASH	Belarus
Lanzhou LS-National Oilwell Petroleum Engineering Co. Ltd.	China
LLTT, Ltd.	Trinidad and Tobago
LSI Asia Pacific Pte. Ltd.	Singapore
Merpro Americas, Inc.	Texas
Merpro Limited	Scotland
Mono Group Pension Trustees Limited	United Kingdom
Mono Pumps (Australia) Proprietary Limited	Australia
Mono Pumps New Zealand Company	New Zealand
Monoflo NOV S.A.I.C.	Argentina
Mustang Capital Corp.	Wyoming
National Oilwell Algerie	Algeria
National Oilwell de Mexico S.A. de C.V.	Mexico
National Oilwell de Venezuela, C.A.	Venezuela
National Oilwell DHT, LP	Delaware
National Oilwell Middle East	Nova Scotia
National Oilwell Netherlands BV	Netherlands
National Oilwell Nova Scotia Company	Nova Scotia
National Oilwell Poland S.p.z.o.o.	Poland

Name	State or Country of Incorporation
National Oilwell Services de Mexico, S.A. de C.V.	Mexico
National Oilwell Sogne AS	Norway
National Oilwell Varco (Beijing) Investment Management Co. Ltd.	China
National Oilwell Varco (Thailand) Ltd.	Thailand
National Oilwell Varco Bahrain WLL	Bahrain
National Oilwell Varco de Argentina S.A.	Argentina
National Oilwell Varco de Chile SRL	Chile
National Oilwell Varco de Colombia	Colombia
National Oilwell Varco Denmark I/S	Denmark
National Oilwell Varco do Brasil LTDA	Brazil
National Oilwell Varco Eurasia	Russian Federation
National Oilwell Varco Fluid Control Norway AS	Norway
National Oilwell Varco Hjelset AS	Norway
National Oilwell Varco Holdings LLC	Delaware
National Oilwell Varco Korea Co., Ltd.	Korea, Republic of
National Oilwell Varco MSW S.A.	Argentina
National Oilwell Varco Muscat L.L.C.	Oman
National Oilwell Varco Norway AS	Norway
National Oilwell Varco Peru SRL	Peru
National Oilwell Varco Petroleum Equipment (Shanghai) Co., Ltd.	China
National Oilwell Varco Pte Ltd.	Singapore
National Oilwell Varco Rig Equipment Trading (Shanghai) Co., Ltd.	China
National Oilwell Varco Solutions S.A. de C.V.	Mexico
National Oilwell Varco UK Limited	United Kingdom
National Oilwell Varco, Inc.	Delaware
National Oilwell Varco, L.P.	Delaware
National Oilwell-Netherlands B.V.	Netherlands
National-Oilwell Pte. Ltd.	Singapore
National-Oilwell Pty. Ltd.	Australia
Natoil LLC	Delaware
New Holland Cooperatief U.A.	Netherlands
NOCL Holding BV	Netherlands
NOV (Caymans), Ltd.	Cayman Islands
NOV (Malaysia) Sdn. Bhd.	Malaysia
NOV APL Limited	Cyprus
NOV ASEP Elmar (Middle East) Limited	United Kingdom
NOV ASEP Elmar do Brasil Equipamentos E Servicos Para Petroleu Ltda.	Brazil
NOV ASEP ELMAR MEXICO, S. DE R.L. DE C.V.	Mexico
NOV ASEP Elmar NL B.V.	Netherlands
NOV ASEP Elmar Pte Ltd	Singapore
NOV Brandt Europe France	France
NOV Brandt Oilfield Services Middle East LLC	United Arab Emirates
NOV Denmark Cooperatief U.A.	Netherlands
NOV DH de Mexico S.A. de C.V.	Mexico
NOV DHT Canada Holding ULC	Alberta
NOV Distribution Eurasia LLC	Russian Federation
NOV Downhole Thailand, LLC	Delaware
NOV DOWNHOLE ALGERIA SERVICES EURL	Algeria
NOV Downhole Argentina, LLC	Delaware
NOV Downhole Azerbaijan, LLC	Delaware
NOV Downhole Bolivia S.R.L.	Bolivia

Name	State or Country of Incorporation
NOV Downhole Colombia, LLC	Delaware
NOV Downhole Comercialização de Equipamento para Petroleo Ltda	Brazil
NOV Downhole Congo, LLC	Delaware
NOV Downhole Del Ecuador Cia. Ltda.	Ecuador
NOV Downhole Eurasia Limited	United Kingdom
NOV Downhole Europe B.V.	Netherlands
NOV Downhole Germany GmbH	Germany
NOV Downhole Italia S.R.L.	Italy
NOV Downhole Kazakhstan, LLC	Delaware
NOV Downhole Norway, LLC	Delaware
NOV Downhole Pty Ltd	Australia
NOV Downhole Romania, LLC	Delaware
NOV EAST BV	Netherlands
NOV Enerflow ULC	Canada
NOV EU Acquisition SNC	France
NOV European Holding LLC	Delaware
NOV Expatriate Services, Inc.	Delaware
NOV Far East B.V.	Netherlands
NOV FGS Maylasia Sdn Bhd	Malaysia
NOV FGS SINGAPORE (PTE.) LTD	Singapore
NOV FGS Singapore (Pte.) Ltd.	Singapore
NOV Fiber Glass Systems B.V.	Netherlands
NOV Fiber Glass Systems Fabricacao De Tubos E Conexoes Ltda	Brazil
NOV Flexibles Equipamentos E Servicos Ltda.	Brazil
NOV Flexibles Holding ApS	Denmark
NOV GEO Cayman Holdings Limited	Cayman Islands
NOV GEO GP LLC	Delaware
NOV GEO LP1 CV	Netherlands
NOV Ghana Limited	Ghana
NOV GP HOLDING LLC	Delaware
NOV GP SUB LLC	Delaware
NOV Group Holdings Limited	Scotland
NOV HOLDING DANMARK ApS	Denmark
NOV Holding Germany GmbH & Co KG	Germany
NOV Holding Germany Management GmbH	Germany
NOV Holdings BV	Netherlands
NOV India Private Limited	India
NOV Intelliserv UK Limited	United Kingdom
NOV International Holding BV	Netherlands
NOV Korea Holding Co., Ltd.	Korea, Republic of
NOV Kostroma LLC	Russia
NOV Mexico Holding LLC	Delaware
NOV Mission comercialização de equipamentos para Petróleo Ltda.	Brazil
NOV Mission Products UK Limited	United Kingdom
NOV Oil and Gas Services Nigeria Limited	Nigeria
NOV Oilfield Services Vostok LLC	Russian Federation
NOV Park I BV	Netherlands
NOV Park II BV	Netherlands
NOV Rig Solutions Pte. Ltd.	Singapore
NOV Rigstore, Inc.	Delaware
NOV Services Ltd.	Cayman Islands

Name	State or Country of Incorporation
NOV Servicios De Personal Mexico, S. De R.L. De C.V.	Mexico
NOV Tuboscope Italia S.r.l.	Italy
NOV Tuboscope Middle East LLC	United Arab Emirates
NOV TVI LLC	Delaware
NOV UK AICA LT	Scotland
NOV UK AICB LTD	Scotland
NOV UK Finance Limited	United Kingdom
NOV UK HOLDINGS LIMITED	United Kingdom
NOV UK Korea LP	United Kingdom
NOV West BV	Netherlands
NOV Wilson Canada ULC	Alberta
NOV Wilson, L.P.	Delaware
NOV Worldwide CV	Netherlands
NOV-BLM SAS	France
NOV-Fabtech FZCO	United Arab Emirates
NOW (Asia), Inc.	Mauritius
NOW (Barbados) SRL	Barbados
NOW Canada, L.P.	Alberta
NOW Downhole Tools, Inc.	Delaware
NOW International LLC	Delaware
NOW Nova Scotia Holdings LLC	Delaware
NOW Oilfield Services, Inc.	Delaware
NQL (Illinois) Inc.	Illinois
NQL (US) Inc.	Delaware
NQL Energy Services US, Inc.	Texas
NQL Holland B.V.	Netherlands
P&T Servicios Petroleros, C.A.	Venezuela
PESA Holding Pte Ltd.	Singapore
Pesaka Inspection Services SDN.BHD.	Malaysia
Petrex, Inc.	Louisiana
Prescott Drilling Motors, Inc.	Louisiana
Pridecomex Holding, S. de R.L. de C.V.	Mexico
Pridecomex TA Industries, S. de R.L. de C.V.	Mexico
Procon Engineering Ltd.	United Kingdom
PSX Corporation	California
PT H-Tech Oilfield Equipment	Indonesia
PT National Oilwell Varco	Indonesia
ReedHycalog Angola, LLC	Delaware
ReedHycalog Cameroon, LLC	Delaware
ReedHycalog CIS, LLC	Delaware
ReedHycalog Coring Services International, Inc.	Delaware
Reed-Hycalog de Mexico, S de R.L. de C.V.	Mexico
ReedHycalog India Private Limited	India
ReedHycalog International Holding, LLC	Delaware
Reed-Hycalog Services de Mexico S. de R.L. de C.V.	Mexico
Reed-Hycalog Singapore Partnership	Singapore
Reed-Hycalog UK Holdings, LLP	United Kingdom
ReedHycalog, L.P.	Delaware
ReedHycalog, LLC	Delaware
RIO CO, S. de R.L. de C.V.	Mexico
SARL Wilson Hassi Messaoud	Algeria

Name	State or Country of Incorporation
Screen Manufacturing Co. Ltd.	Trinidad and Tobago
Servicios Tubulares TT, S.A. de C.V.	Mexico
Shaffer India Private Limited	India
Smart Screen Systems, Inc.	Minnesota
Soil Recovery A/S	Denmark
Star Fiberglass Harbin Co., Ltd.	China
STAR Sudamtex Tubulares S.A. (Joint Venture)	Venezuela
STB H2O TUNISIE	Tunisia
STSA (India) Private Limited	India
Subseaflex Holding ApS	Denmark
Supply Development (Malta) Ltd	Malta
Supply Development Ltd.	British Virgin Islands
Telluride Insurance Limited	Bermuda
Tianjin Grant Prideco TPCO Drilling Tools Company Limited	China
Tianjin Grant Prideco TPCO Oilfield Products Co., Ltd.	China
TS&M Supply	Alberta
TS&M Supply—Ontario	Ontario
Tube-Kote, Inc.	Texas
Tubo-FGS, L.L.C.	Delaware
Tubos California Corporation	California
TUBOS Y ACTIVOS, S. de R.L.	Mexico
Tubos Y Activos, S. De R.L. De C.V.	Mexico
Tuboscope & Co. LLC	Oman
Tuboscope (Holding U.S.) LLC	Delaware
Tuboscope Brandt de Venezuela S.A.	Venezuela
Tuboscope Holdings Limited	United Kingdom
Tuboscope Norge AS	Norway
Tuboscope Pipeline Services Inc.	Texas
Tuboscope Pipeline Services Limited	United Kingdom
Tuboscope Services, L.L.C.	Delaware
Tuboscope Servicios de Bolivia S.R.L.	Bolivia
Tuboscope Vetco (Deutschland) GmbH	Germany
Tuboscope Vetco (France) SAS	France
Tuboscope Vetco (Osterreich) GmbH	Austria
Tuboscope Vetco Canada ULC	Alberta
Tuboscope Vetco Capital Limited	United Kingdom
Tuboscope Vetco de Argentina S.A.	Argentina
Tuboscope Vetco Mexico, S.A. de C.V.	Mexico
Tuboscope Vetco Moscow CJSC	Russian Federation
Tuboscope Vetco Nigeria Limited	Nigeria
Tucom Composites Polyester Sanayi Ticaret Ltd.	Turkey
TVI Holdings, L.L.C.	Delaware
V.O.F. National Oilwell Varco	Netherlands
Varco Al Mansoori Services Company LLC	United Arab Emirates
Varco BJ BV	Netherlands
Varco BJ FSC Inc	Barbados
Varco Canada ULC	Alberta
Varco CIS	Russian Federation
Varco do Brasil Ltda.	Brazil
Varco Drilling Equipment do Brasil Ltda.	Brazil
Varco Holdings Canada ULC	Alberta

Name	State or Country of Incorporation
Varco I/P, Inc.	Delaware
Varco International de Venezuela, C.A.	Venezuela
Varco International do Brasil Equipamentos e Servicos Ltda.	Brazil
Varco Norge AS	Norway
Varco Sara (India) Private Limited	India
Varco UK Acquisitions Limited	United Kingdom
Varco US Finance, Inc.	Delaware
Varco US Holdings LLC	Delaware
Varco, L.P.	Delaware
Vector Oil Tool ULC	Alberta
Vetco Coating GmbH	Germany
Vetco Enterprise GmbH	Switzerland
Vetco Saudi Arabia Ltd.	Saudi Arabia
Vetco Services Sendirian Berhad	Brunei Darussalam
Vetco Technology GmbH	Germany
Voest Alpine Middle East Free Zone Establishment	Austria
Voest Alpine Tubulars Gmbh	Austria
Voest Alpine Tubulars GmbH & Co KG	Austria
VON Holland Cooperaief U.A.	Netherlands
Westpro Fluid Handling Systems Pty Ltc.	South Africa
Wilson Distribution Holdings BV	Netherlands
Wilson Distribution LLC	Delaware
Wilson International, Inc.	Delaware
Wilson Libya Holdings, LLC	Delaware
Wilson Management, LLC	Delaware
Wilson MENA, FZE	United Arab Emirates
Wilson Supply Chain Services Limited	British Virgin Islands
Wilson Supply Chain Services Pty Ltd.	Australia
WILSONCOS, L.L.C.	Delaware
Woolley, Inc.	Texas
Wyoming Pipe & Tool Corp.	Wyoming
XL Systems Antilles, N.V.	Netherlands
XL Systems Europe B.V.	Netherlands
XL Systems International, Inc.	Delaware
XL Systems, L.P.	Texas
XST Holdings, Inc.	Texas